(Nasdaq: CSBK) Investor Presentation May 2014 Exhibit 99.1

FORWARD-LOOKING STATEMENTS

Clifton Bancorp makes forward-looking statements in this presentation. These forward-looking statements may include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and
statements of the ability to achieve financial and other goals.
Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend,"
"outlook," "estimate," "forecast," "project" and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Clifton Bancorp does not assume any duty and does not undertake to update its forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that
Clifton Bancorp anticipated in its forward-looking statements and future results could differ materially from historical performance.
Clifton Bancorp's forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company's loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the Company's ability to retain key members of management; changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties. Clifton
Bancorp provides greater detail regarding some of these factors in its prospectus included in its Registration on
Form S-1, which was declared effective by the SEC on February 6, 2014, including the Risk Factors section of that prospectus, and in its other SEC reports. Clifton Bancorp's forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC's website at www.sec.gov.

CLIFTON BANCORP INVESTMENT THESIS
Strong Platform. Soundly managed community financial
institution in desirable NJ/NY Metro market area.
Capital to Fuel Growth. Second step offering provided solid
financial base to support strategic investments in growth.
Emerging Opportunities. Committed to deploying capital by
prudently growing loans, core deposits and service offerings.
Shareholder-Focused Policies. Track record of share
buybacks, attractive dividend.
Attractive Valuation. Currently trades at a discount to
tangible book value.

Passaic County
Bergen County
Morris County
Essex County
Hudson County
Union County
Wayne
Fair Lawn
Woodland Park
Garfield
Clifton
Wallington
Lyndhurst
Passaic
Bergen
Morris
Essex
Hudson
Union
NEW YORK
NEW JERSEY
BRANCH OFFICE LOCATIONS
(MAIN OFFICE)
1433 Van Houten Avenue
Clifton, NJ 07015
RICHFIELD
1055 Clifton Avenue
Clifton, NJ 07013
PALISADE AVENUE
247 Palisade Avenue
Garfield, NJ 07026
WALLINGTON
55 Union Boulevard
Wallington, NJ 07057
LAKEVIEW AVENUE
319 Lakeview Avenue
Clifton, NJ 07011
LANZA AVENUE
369 Lanza Avenue
Garfield, NJ 07026
WAYNE
1158 Hamburg Turnpike
Wayne, NJ 07470
ATHENIA
646 Van Houten Avenue
Clifton, NJ 07013
FAIR LAWN
33-11 Broadway
Fair Lawn, NJ 07410
WOODLAND PARK
1530 Rt. 46 West
Woodland Park, NJ 07424
VALLEY ROAD
387 Valley Road
Clifton, NJ 07013
LYNDHURST
401 Valley Brook Ave
Lyndhurst, NJ 07071

STRONG PLATFORM

Clifton Savings Bank chartered in
1928.
12 branches in Northern NJ plus
mortgage loan division offices.
Historically a 1-4 family mortgage,
portfolio lender.
Disciplined credit and compliance
cultures.
Track record of cost efficiency.
Solid management team.

600
500
400
300
200
100
0
2011
2012
2013
2014
8.85%
9.47%
8.59%
10.08%
Consum./Other
Construct.
Comm. RE
Multi-Fam.
1-4 Res.

STRONG PLATFORM 5 Lending is increasingly diversified, with non-1-4 family loans growing as a % of Total Gross Loans. Data for all years as of March 31.

STRONG PLATFORM

Disciplined Credit Culture
Allowance / total gross loans
NPAs / total assets
NPLs / total gross loans
Net charge-offs / avg. loans
Allowance / nonperforming loans
CSBK*
0.52%
0.41%
0.88%
0.04%
59.84%
* As of March 31, 2014.

1.00
0.75
0.50
0.25
0.00
2010
2011
2012
2013
2014
NPA/Assets
NCO/Loans

STRONG PLATFORM 7 Credit Quality Track Record

100
90
80
70
60
50
40
30
20
10
0
57.29
50.04
52.40
56.30
58.60
2010
2011
2012
2013
2014
Effic. Ratio

STRONG PLATFORM 8 Sharp Cost Control Focus

STRONG PLATFORM
Solid Director and Officer Team
Engaged Board of Directors: 6 of 7 members independent,
approximately 2% share ownership by Board members.
Experienced senior management: average of 27 years in
the industry.*
Complementary balance of executive level tenure:
•
COO, CLO and CFO have 15-26 years with Clifton.
•
CEO, EVP-Chief Revenue Officer are recent additions, as well as head of Commercial Real Estate lending.

* Includes all officers with SVP and EVP rank, plus CEO’s experience advising financial institutions.

CAPITAL TO FUEL GROWTH

Total risk-based capital / risk-weighted assets
Tier 1 capital / risk-weighted assets
Tier 1 risk-based capital / adj. tangible assets
Clifton Savings*
35.67%
35.03%
13.41%
Required **
10.00%
6.00%
-----
* Clifton Savings Bank, as of March 31, 2014, Pro Forma prior to conversion.
** For classification as Well-Capitalized.

SHAREHOLDER-FOCUSED POLICIES
Track record of 10 share repurchases totaling $53.8
million from 2004-2012.
Next buyback window opens in April 2015.
Paid dividends for 41 consecutive quarters* since MHC
IPO in 2004.

*As of March 31, 2014; December 2013 and March 2014 dividends were combined.

EMERGING OPPORTUNITIES
Deploy Capital with a Prudent, Disciplined Focus
Expand existing 1-4 family residential portfolio lending.
Selectively pursue multi-family and commercial RE lending.
Increase lower-cost core deposit accounts.
Build on tradition of personalized service and expand product portfolio to become a true community financial institution.
Consider acquisitions that meet asset quality and accretion
parameters, while enhancing geographic reach, talent base
and/or product range.

FINANCIAL HIGHLIGHTS

Total Assets
Net Loans
Deposits
Total Stockholders’ Equity
Net Income
Basic & Diluted EPS
Net Interest Income
Non-Interest Income
Non-Interest Expense
FYE 3/31/14
$1.27 billion
$584.5 million
$763.9 million
$194.1 million
$6.5 million
$0.25/share
$23.9 million
$1.9 million
$15.1 million
% Change vs
FYE 3/31/13
24.6%
28.0%
0.03%
3.6%
-2.2%
-3.8%
1.4%
61.8%
8.4%

CLIFTON BANCORP INVESTMENT SUMMARY Strong Platform. Capital to Fuel Growth. Shareholder-Focused Policies. Attractive Valuation. Emerging Opportunities. 14

CONTACT INFORMATION Investor Relations Contact: Bart D’Ambra 973-473-2200 Company website: CliftonSavings.com 15